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                                                                   Exhibit 10.69


              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS (*) DENOTE SUCH OMISSIONS

                                  SUPPLEMENTAL
                                  AGREEMENT # 5
                             to Contract # 11-21-01
                             dated November 27, 2000

Khabarovsk                                                      January 15, 2002

Closed Joint-Stock Company "Forest-Starma", a legal entity, organized and existing under the laws of the Russian Federation, (hereinafter referred to as the Seller), in the person of Mr. David B.Daggett, General Director, and Mr. V.A.Limarenko, First Deputy General Director, on the one side, and Rayonier, Inc., USA, (hereinafter referred to as the Buyer), in the person of Mr. Robert J.Cartano, Director Operations, have entered into the present Supplemental Agreement to Contract # 11-21-01 dated November 27, 2000, including all its revisions and individual addenda:

     1. In addition to the volume specified in section 1 "Subject of the Contract", the Seller agrees to sell, and the Buyer agrees to buy, on the terms contained in the above mentioned Contract and all individual addenda to the Contract, logs produced by the Seller in the volume of *** cubic meters +/- 10%. The approximate value of this volume of exported logs is 2.000.000 USD.

     2.  Section 2.2 "Delivery" shall be revised to state as follows:
         The round logs produced under the present Contract must be delivered FOB vessel during the period of January 1, 2001 - March 1, 2002.

     3.  The other terms of the Contract remain without change.

     4. Present Supplemental Agreement # 5 have been made in two (2) original copies in Russian and English, each of which shall have equal legal force. Both original and faxed signatures of the duly authorized representatives of the Parties shall be recognized as having equal legal force with regard to the execution of this Contract.

The present Agreement is signed and enters into force on January 15, 2002.

SELLER:

 /s/ David B. Daggett
------------------------------
David B.Daggett
General Director

 /s/ V. A. Limarenko
------------------------------
Limarenko V.A.
First Deputy General Director


BUYER:

 /s/ Robert J. Cartano
------------------------------
Robert J.Cartano
Operations Director